UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 2.03 related to the entry into the Amended and Restated Mortgage Indenture (as defined below) is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

On January 30, 2023, Southern Indiana Gas and Electric Company (“SIGECO”), a wholly owned subsidiary of CenterPoint Energy, Inc. (the “Company”), and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), entered into (i) the Supplemental Indenture, dated as of January 1, 2023 (“Supplemental Indenture”), to the Indenture of Mortgage and Deed of Trust, dated as of April 1, 1932, as previously supplemented and amended (the “Original Indenture”), between SIGECO and the Trustee and (ii) the Amended and Restated Indenture of Mortgage and Deed of Trust, dated as of January 1, 2023 (“Amended and Restated Mortgage Indenture”), between SIGECO and the Trustee. The Supplemental Indenture provides for the amendment and restatement of the Original Indenture as set forth in the Amended and Restated Mortgage Indenture. The Amended and Restated Mortgage Indenture secures all of the outstanding first mortgage bonds (“FMBs”) issued under the Original Indenture as well as FMBs that may be issued in the future and provides a direct first mortgage lien upon substantially all of the properties of SIGEGO, including real, personal and mixed (other than Excepted Property (as defined in the Amended and Restated Mortgage Indenture)), subject only to certain permitted Excepted Encumbrances (as defined in the Amended and Restated Mortgage Indenture). The Amended and Restated Mortgage Indenture contains provisions subjecting after-acquired property (other than Excepted Property and subject to pre-existing liens, if any, at the time of acquisition) to the lien thereof.

The Amended and Restated Mortgage Indenture provides that additional FMBs may be issued, subject to the provisions thereof, in principal amount equal to (1) 70 percent of the cost or Fair Value (as defined in the Amended and Restated Mortgage Indenture) (whichever is less) of Property Additions (as defined in the Amended and Restated Mortgage Indenture); (2) the amount of cash deposited with the Trustee for the purpose of obtaining the authentication of such additional FMBs; (3) the aggregate principal amount of FMBs delivered to the Trustee by SIGECO which have been paid, redeemed to be refunded or otherwise to be retired; or (4) the amount of unfunded Prior Lien Bonds (as defined in the Amended and Restated Mortgage Indenture) to be refunded or retired.

The Amended and Restated Mortgage Indenture permits the release of Mortgaged and Pledged Property (as defined in the Amended and Restated Mortgage Indenture) upon compliance with certain conditions, including under certain circumstances without any release or consent by the Trustee, such as the release of machinery, equipment or other property which has become inadequate or obsolete (regardless of whether SIGECO acquires replacement property) in an amount that does not exceed $10 million (escalating by the consumer price index) in any calendar year. One additional alternative basis for the release of Mortgaged and Pledged Property is if the cost or the then Fair Value (whichever is less) of the aggregate Mortgaged and Pledged Property, excluding the Mortgaged and Pledged Property to be released, equals or exceeds ten-sevenths (10/7) of the outstanding principal amount of the FMBs. This ability to release Mortgaged and Pledged Property is subject to a number of conditions, including that the release not materially adversely affecting SIGECO’s business. The Amended and Restated Mortgage Indenture also permits SIGECO to release certain property from the Mortgaged and Pledged Property, upon compliance with certain conditions including written confirmation from each rating agency then rating the FMBs that its respective rating for such FMBs will not be withdrawn or reduced as a result of the release of such property from the lien thereof.

A “completed default”, as defined in the Amended and Restated Mortgage Indenture, consists mainly of (1) default in the payment of principal or premium, if any, when due and payable on any FMB; (2) default for 90 days to pay interest when due on any FMB; (3) default in the payment of principal or premium, if any, on any Prior Lien Bond when due and payable; (4) default in the payment of interest on any Prior Lien Bond for the grace period (not exceeding 90 days); (5) default in certain covenants with respect to bankruptcy, insolvency or receivership proceeding; or (6) default for 90 days after notice from the Trustee in the performance of any other covenants of the Amended and Restated Mortgage Indenture, or any supplement thereto or in any FMB. Upon the occurrence and continuance of such a completed default, the Amended and Restated Mortgage Indenture, subject to any provisions of law applicable thereto, provides that the Trustee may take possession and conduct the business of SIGECO, may sell the Mortgaged and Pledged Property, or proceed to foreclose the lien of the Amended and Restated Mortgage Indenture. The interest rate on defaulted principal, premium, if any, and interest, to the extent permitted by law, on the FMBs is the rate stated in the applicable supplement.

Deutsche Bank Trust Company Americas and its affiliates have performed other trust, bank and advisory services for the Company, SIGECO and their affiliates from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company and SIGECO and their affiliates in the ordinary course of their business.

The above description of the Supplemental Indenture and the Amended and Restated Mortgage Indenture is not complete and is qualified in its entirety by reference to the Supplemental Indenture and the Amended and Restated Mortgage Indenture, a copy of each of which is filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

The exhibits below are filed herewith.

(d) Exhibits

Exhibit Number	Description

10.1	Supplemental Indenture dated as of January 1, 2023, between Southern Indiana Gas and Electric Company and Deutsche Bank Trust Company Americas, as Trustee.

10.2	Amended and Restated Indenture of Mortgage and Deed of Trust dated as of January 1, 2023, between Southern Indiana Gas and Electric Company and Deutsche Bank Trust Company Americas, as Trustee.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 1, 2023	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and
Chief Accounting Officer